SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2003

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

Item 5.    Other Events.

On May 16, 2003, CenterPoint Energy, Inc. announced that CenterPoint Energy Houston Electric, LLC intended to sell general mortgage bonds totaling $200 million in a private placement. A copy of that press release is attached to this report as Exhibit 99.1. Also on May 16, 2003, CenterPoint Energy, Inc. announced that CenterPoint Energy Houston Electric, LLC had priced general mortgage bonds totaling $200 million in a private placement with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of that press release is attached to this report as Exhibit 99.2. The offering of these general mortgage bonds closed on May 23, 2003.

For a description of the general mortgage bonds, please refer to the Eleventh Supplemental Indenture dated as of May 23, 2003, to the General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee, and to the Officer’s Certificate dated May 23, 2003. These items are attached to this report as Exhibits 4.1 and 4.2, respectively.

The offer and sale of the newly issued general mortgage bonds were not registered under the Securities Act of 1933, as amended, and the bonds may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

4.1

Eleventh Supplemental Indenture, dated as of May 23, 2003, to General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee

4.2	Officer’s Certificate dated May 23, 2003 setting forth the form, terms and provisions of the Twelfth Series of general mortgage bonds

99.1	Press Release issued May 16, 2003 regarding intention to sell general mortgage bonds in private placement

99.2	Press Release issued May 16, 2003 regarding pricing of private placement of general mortgage bonds

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: June 9, 2003	By: /s/ JAMES S. BRIAN

James S. Brian
Senior Vice President and
Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON
ELECTRIC, LLC

Date: June 9, 2003	By: /s/ JAMES S. BRIAN

James S. Brian
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1

Eleventh Supplemental Indenture, dated as of May 23, 2003, to General Mortgage Indenture dated as of October 10, 2002, between CenterPoint Energy Houston Electric, LLC and JPMorgan Chase Bank, as trustee

4.2	Officer’s Certificate dated May 23, 2003 setting forth the form, terms and provisions of the Twelfth Series of general mortgage bonds

99.1	Press Release issued May 16, 2003 regarding intention to sell general mortgage bonds in private placement

99.2	Press Release issued May 16, 2003 regarding pricing of private placement of general mortgage bonds